Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated November 1, 2018 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Class R6, Institutional Class, Class P and

Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2018 (as supplemented thereafter)

Disclosure Relating to AllianzGI Real Estate Debt Fund (the “Fund”)

The Board of Trustees of the Trust (the “Board”) has approved several changes in connection with a broader repositioning of the Fund that is scheduled to take effect on or about February 1, 2019. These changes include:

●	Changing the name of the Fund from AllianzGI Real Estate Debt Fund to AllianzGI Floating Rate Note Fund.

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Revising the Fund’s investment objective and principal investment strategies, including the Fund’s 80% investment policy in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended. The Fund’s new investment objective will be to maximize current income, consistent with minimal fluctuation of principal. The Fund will seek to achieve this investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in floating rate notes.

●

Changing the Fund’s fundamental investment policy on industry concentration subject to approval by a vote of the shareholders of the Fund. Currently, the Fund has a fundamental investment policy to concentrate more than 25% of its total assets in the real estate-related sector. Under the Fund’s proposed amended and restated fundamental investment policy on industry concentration, the Fund would concentrate more than 25% of its total assets in the financial services industry.

Although only the change to the Fund’s fundamental investment policy on industry concentration requires shareholder approval, the Fund has made the other changes related to the repositioning of the Fund contingent upon such shareholder approval. The Fund expects to hold a shareholder meeting in early January 2019 for shareholders to vote on the proposed change to the Fund’s fundamental investment policy on industry concentration (the “Shareholder Proposal”). A full description of the Fund’s new investment program will be included in the Fund’s prospectus immediately prior to repositioning, which is currently expected to coincide with the Trust’s annual update to its registration statement to be effective February 1, 2019.

The Shareholder Proposal will be described in detail in a definitive proxy statement (“proxy statement”) that the Trust expects to file on or around December 14, 2018, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. The Trust strongly recommends that existing and prospective shareholders of the Fund review the proxy statement, once available, for more information regarding the Shareholder Proposal and the changes described herein.

Please retain this Supplement for future reference.